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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         -------------------------------


                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 11, 2005


                            DIAMETRICS MEDICAL, INC.
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             (Exact name of registrant as specified in its charter)


          Minnesota                     0-21982                   41-1663185
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


         3050 Centre Pointe Drive, Suite 150, St. Paul, Minnesota 55113
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                    (Address of principal executive offices)


Registrant's telephone number, including area code:        (651) 639-8035
                                                      --------------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.


     (b) On October 6, 2005, William P. Moffitt resigned as Chairman and a member of the Board of Directors of Diametrics Medical, Inc. (the"Company"), effective October 10, 2005. Mr. Moffitt's resignation was not the result of any disagreement with the Company. A successor to Mr. Moffitt as Chairman of the Board of Directors has not yet been determined.



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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   October 11, 2005

                                           DIAMETRICS MEDICAL, INC.



                                           By:  /s/  W. Glen Winchell
                                                --------------------------------
                                                W. Glen Winchell
                                                Chief Financial Officer






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